SUPPLEMENT DATED APRIL 1, 2024

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2023

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2023 for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Small-Cap Value Portfolio – At a meeting held on March 27, 2024, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved American Century Investment Management, Inc. (“American Century”), through its division Avantis Investors, to serve as sub-adviser to the Small-Cap Value Portfolio effective May 1, 2024, replacing AllianceBernstein L.P. The Board also approved a management fee waiver for the Small-Cap Value Portfolio effective with the approval of American Century.

In connection with this sub-adviser change, certain principal investment strategies of the Small-Cap Value Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Small-Cap Value Portfolio may be sold and new investments purchased in accordance with recommendations by American Century. Pacific Life Fund Advisors LLC, the investment adviser to the Small-Cap Value Portfolio, may begin this transitioning prior to May 1, 2024 utilizing the principal investment strategies described below.

As a result of this change, effective May 1, 2024, all references to AllianceBernstein L.P. will be deleted.

Technology Portfolio – At a meeting held on March 27, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved FIAM LLC (“FIAM”) to serve as the sub-adviser of the Technology Portfolio effective May 1, 2024, replacing MFS Investment Management. The Board also approved a management fee waiver for the Technology Portfolio effective with the approval of FIAM.

In connection with this sub-adviser change, certain principal investment strategies of the Technology Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Technology Portfolio may be sold and new investments purchased in accordance with recommendations by FIAM. Pacific Life Fund Advisors LLC, the investment adviser to the Technology Portfolio, may begin this transitioning prior to May 1, 2024 utilizing the principal investment strategies described below.

Disclosure Changes to the Fund Summaries section

Diversified Bond Portfolio – In the Principal Investment Strategies subsection, the following will be added after the fifth paragraph under the Core Plus Full Discretion portion:

This portion of the Fund expects to maintain a weighted average effective duration within 5 years (plus or minus) of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.24 years as of December 31, 2023.

Intermediate Bond Portfolio – In the Management subsection, information regarding Steven Lear is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser” table.

Large-Cap Value Portfolio – In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Dmitry Khaykin, Managing Director	Since 2007
Deepon Nag, Director	Since 2023

Small-Cap Value Portfolio – Effective May 1, 2024, the Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.75%	0.75%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.98%	0.78%
Less Fee Waiver[1]	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses after Fee Waiver	0.81%	0.61%

[1]	The investment adviser has agreed to waive 0.17% of its management fee through April 30, 2025. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Effective May 1, 2024, in the Examples subsection, the second sentence of the first paragraph and the table will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

	1 year	3 years	5 years	10 years
Class I	$83	$295	$525	$1,186
Class P	$62	$232	$417	$950

Effective May 1, 2024, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers the following to be small-capitalization companies: (i) companies smaller than the largest 1,000 U.S. companies; (ii) companies representing the bottom 10% of the market capitalization of all U.S. listed companies; and (iii) companies in the Russell 2000 Value Index, which measures the performance of the small-capitalization value segment of the U.S. equity universe. As of December 31, 2023, the market capitalization range of the Russell 2000 Value Index was approximately $22.3 million to $10.0 billion. As of December 31, 2023, the weighted average market capitalization of the Fund was approximately $3.2 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2023, a significant portion of the Fund is represented by securities of companies in the Financial sector.

The Fund normally invests primarily in the common stock of companies located in the United States. To determine whether a company is a U.S. company, the sub-adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 2000 Value Index.

In buying and selling securities for the Fund, the sub-adviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions. In selecting investments for the Fund, the sub-adviser seeks securities of small-capitalization companies with higher profitability and value characteristics. The sub-adviser defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The sub-adviser defines “value characteristics” of an issuer mainly using adjusted book/price ratios (though other price to fundamental ratios may be considered).

Effective May 1, 2024, in the Performance subsection, the second paragraph will be deleted in its entirety and replaced with the following:

American Century Investment Management, Inc., through its division Avantis Investors, began managing the Fund on May 1, 2024, and some investment policies changed at that time. Other firms managed the Fund before that date.

Effective May 1, 2024, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser –American Century Investment Management, Inc., through its division Avantis Investors. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eduardo Repetto, Chief Investment Officer	Since 2024
Mitchell Firestein, Senior Portfolio Manager	Since 2024
Daniel Ong, Senior Portfolio Manager	Since 2024
Ted Randall, Senior Portfolio Manager	Since 2024
Matthew Dubin, Portfolio Manager	Since 2024

Technology Portfolio – Effective May 1, 2024, the Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.90%	0.90%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.14%	0.94%
Less Fee Waiver[1]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses after Fee Waiver	1.03%	0.83%

[1]	The investment adviser has agreed to waive 0.11% of its management fee through April 30, 2025. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Effective May 1, 2024, in the Examples subsection, the second sentence of the first paragraph and the table will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

	1 year	3 years	5 years	10 years
Class I	$105	$351	$617	$1,376
Class P	$85	$289	$509	$1,145

Effective May 1, 2024, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies.

The sub-adviser generally considers an issuer to be a technology or technology-related company if the company is principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, manufacturers of communications equipment, products, and services, personal computers and other computer hardware components and peripherals; providers of information technology and systems integration services; companies developing and producing database management, home entertainment, educational, specialty, enterprise, and business software; manufacturers of electronic equipment, instruments or components, including copiers and faxes; semiconductor and related equipment manufacturers; and other information technology companies. These companies are normally issuers that are (at the time of purchase) classified as being in the Technology sector as determined by an independent third-party data provider which provides economic sector and industry classifications to issuers based upon business operations. The Fund normally will invest more than 25% of its assets in securities of companies in technology and related industries.

The Fund normally invests primarily in common stocks, including domestic and foreign equity issuers (which may be U.S. dollar or foreign currency-denominated). The Fund may invest in companies of all market capitalization sizes as well as both growth and value stocks.

In buying and selling securities for the Fund, the sub-adviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Effective May 1, 2024, under the Performance subsection, the following is added after the second sentence in the first paragraph:

The Average Annual Total Returns table reflects the technology sector equity market index that was utilized by the immediately prior sub-adviser (the S&P North American Technology Index) as well as the current technology sector equity market index (MSCI US IMI Information Technology 25/50 Index). The technology sector equity market index was changed in connection with the Fund’s change in sub-adviser to reflect the current sub-adviser’s investment strategy and approach.

Also effective May 1, 2024, under the Performance subsection, the second paragraph is deleted and replaced with the following:

FIAM LLC (“FIAM”) began managing the Fund on May 1, 2024, and some investment policies changed at that time. Other firms managed the Fund before that date.

Effective May 1, 2024, the Average Annual Total Returns table will be deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the periods ended December 31, 2023)	1 year	5 years	10 years
Class I (incepted January 2, 2001)	53.68%	17.56%	12.18%
Class P (incepted May 2, 2011)	53.98%	17.81%	12.41%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	26.29%	15.69%	12.03%
MSCI US IMI Information Technology 25/50 Index (reflects no deductions for fees, expenses, or taxes) (current index)	52.26%	11.67%	19.03%
S&P North American Technology Index (reflects no deductions for fees, expenses, or taxes) (former index)	61.13%	22.22%	18.72%

Effective May 1, 2024, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – FIAM LLC. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Adam Benjamin, Portfolio Manager	Since 2024

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Diversified Bond Portfolio – In the Principal Investment Strategies subsection, the following will be added after the sixth paragraph under the Core Plus Full Discretion portion:

This portion of the Fund expects to maintain a weighted average effective duration within 5 years (plus or minus) of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.24 years as of December 31, 2023.

Small-Cap Value Portfolio – Effective May 1, 2024, the Principal Investments Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. Although a universal definition of small market capitalization companies does not exist, for purposes of this Fund, the sub-adviser generally considers small-capitalization companies to be (i) companies smaller than the largest 1000 U.S. companies; (ii) companies representing the bottom 10% of the market capitalization of all U.S. listed companies; and (iii) companies in the Russell 2000 Value Index, which measures the performance of the small-capitalization value segment of the U.S. equity universe. As of December 31, 2023, the market capitalization range of the Russell 2000 Value Index was approximately $22.3 million to $15.0 billion. As of December 31, 2023, the weighted average market capitalization of the Fund was approximately $3.2 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2023, a significant portion of the Fund is represented by securities of companies in the Financial sector.

The Fund normally invests primarily in the common stock of companies located in the United States. To determine whether a company is a United States company, the sub-adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 2000 Value Index (which measures the performance of the small-capitalization value segment of the equity universe of U.S. companies).

In selecting investments for the Fund, the sub-adviser examines various factors to identify small capitalization companies with higher profitability and value characteristics. The sub-adviser uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. For the purposes of this Fund, the sub-adviser generally defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered) and defines “value characteristics” mainly as adjusted book/price ratio (though other price to fundamental ratios may be considered).

The portfolio management team of the sub-adviser may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When portfolio managers identify securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the Fund. To determine the weight of a security within the Fund, the portfolio managers use the market capitalization of the security relative to that of other eligible securities as a baseline, then overweight or underweight the security based on the characteristics described above.

The sub-adviser considers selling a holding if it no longer has the desired market capitalization, profitability, or value characteristics. When determining whether to sell a holding, the sub-adviser will also consider, among other things, relative past performance, costs, and taxes. The portfolio managers review the criteria for inclusion in the Fund on an on-going basis to maintain a focus on the desired broad set of small capitalization companies.

Technology Portfolio – Effective May 1, 2024, the Principal Investments Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies.

The sub-adviser generally considers an issuer to be a technology or technology-related company if the company is principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, manufacturers of communications equipment, products, and services, personal computers and other computer hardware components and peripherals; providers of information technology and systems integration services; companies developing and producing database management, home entertainment, educational, specialty, enterprise, and business software; manufacturers of electronic equipment, instruments or components, including copiers and faxes; semiconductor and related equipment manufacturers; and other information technology companies. These companies are normally issuers that are (at the time of purchase) classified as being in the Technology sector as determined by an independent third-party data provider which provides economic sector and industry classifications to issuers based upon business operations. The Fund normally will invest more than 25% of its assets in securities of companies in technology and related industries.

The Fund normally invests primarily in common stocks, including domestic and foreign equity issuers (which may be U.S. dollar or foreign currency-denominated).

In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies. However, companies that benefit from technological advancements and improvements often are growth companies.

The Fund is not restricted as to the market capitalization size of the issuers it holds, and thus may invest in small-capitalization, mid-capitalization and large-capitalization companies.

In buying and selling securities for the Fund, the portfolio management process begins by examining the Fund’s investable universe, including a review of issuers contained within the technology sector equity market index benchmark. From there, the sub-adviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Disclosure Changes to the Additional Information About Fund Performance section

Effective May 1, 2024, in the Index Definitions subsection, the following index will be added in alphabetical order:

MSCI US Investable Market Indexes (“IMI”) Information Technology 25/50 Index is designed to capture the large-, mid- and small- capitalization segments of the U.S. equity universe and all of the index are classified as being within the Information Technology sector according to the Global Industry Classification Standard (GICS®). The index also applies certain investment limits to help ensure diversification-limits that are imposed on regulated investment companies under the current US Internal Revenue Code. “25/ 50” means that the weight of any single issuer cannot exceed 25% of the index weight and that all issuers with weight above 5% cannot exceed 50% of the index weight. Results include the reinvestment of all distributions.

Disclosure Changes to the About Management section

Effective May 1, 2024, in the table for American Century Investment Management, Inc., the introductory section will be deleted and replaced with the following, and the following subsection of Small-Cap Value Portfolio will be added before the Value Portfolio:

4500 Main Street, Kansas City, Missouri 64111

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and wholly-owned subsidiary of American Century Companies, Inc. Avantis Investors is a division of American Century, and all Avantis Investors portfolio managers are American Century employees. As of December 31, 2023, American Century’s total assets under management were approximately $229.5 billion.

SMALL-CAP VALUE PORTFOLIO
Eduardo Repetto, PhD	Chief Investment Officer of Avantis Investors since 2019. He began his investment career in 2000, and has a Diploma de Honor from the Universidad de Buenos Aires, a MS from Brown University and a PhD from the California Institute of Technology.
Daniel Ong, CFA	Senior Portfolio Manager of Avantis Investors since 2019. He began his investment career in 1996 and has a BA from the University of California, Irvine, and an MBA from the University of Chicago Booth School of Business.
Mitchell Firestein	Senior Portfolio Manager of Avantis Investors since 2019. He began his investment career in 2005 and has a BS from Tulane University.
Ted Randall	Senior Portfolio Manager of Avantis Investors since 2019. He began his investment career in 1996 and has a BS from the University of Southern California and an MBA from the University of California Los Angeles Anderson School of Management.
Matthew Dubin	Portfolio Manager of Avantis Investors since 2021. He was an Investment Associate with Dimensional Fund Advisors from 2017 to 2021. He began his investment career in 2017 and has a BBA from the University of Michigan.

In the table for ClearBridge Investments, LLC, information regarding Robert Feitler is deleted and the following is added for the Large-Cap Value Portfolio:

Deepon Nag	Director of ClearBridge since 2016. He began his investment career in 2009 and has a BS from the University of Puget Sound and an MBA from Columbia Business School.

Effective May 1, 2024, in the table for FIAM LLC, the following will be added after the subsection for the Large-Cap Growth Portfolio:

TECHNOLOGY PORTFOLIO
Adam Benjamin	Portfolio Manager of FIAM since 2011. Mr. Benjamin began his investment career in 2000 and has a BA from Cornell University and a JD from Suffolk University Law School.

In the table for J.P. Morgan Investment Management Inc., information regarding Steven Lear is deleted from the subsection for the Intermediate Bond Portfolio.

Effective May 1, 2024, in the table for MFS Investment Management, the Technology Portfolio subsection will be deleted.

SUPPLEMENT DATED APRIL 1, 2024

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2023

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2023 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes in this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Small-Cap Value Portfolio – At a meeting held on March 27, 2024, the Board of Trustees of Pacific Select Fund (the “Trust”), including a majority of the Independent Trustees, approved American Century Investment Management, Inc. (“American Century”), through its division Avantis Investors, to serve as sub-adviser to the Small-Cap Value Portfolio effective May 1, 2024, replacing AllianceBernstein L.P.

As a result of this change, effective May 1, 2024, all references to AllianceBernstein L.P. will be deleted.

Technology Portfolio – At a meeting held on March 27, 2023, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved FIAM LLC (“FIAM”) to serve as the sub-adviser to the Technology Portfolio effective May 1, 2024, replacing MFS Investment Management.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Mid-Cap Equity Portfolio section, the third sentence is deleted and replaced with the following:

The Fund may invest up to 5% of its assets in debt securities (other than asset-backed securities such as mortgage-backed securities) with one or more non-investment grade ratings, so long as those securities have at least one investment grade rating – these securities will be considered to have the higher rating.

Effective May 1, 2024, the Small-Cap Value Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; IPOs; secondary offerings; warrants; and rights. The Fund may also invest non-principally in derivatives, including futures contracts; forward commitments; and swap agreements, for hedging and investment purposes, and to manage cash flows. The Fund may also invest non-principally in securities of foreign issuers, including issuers in emerging market countries and ADRs.

Effective May 1, 2024, the second paragraph of the Technology Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; IPOs; U.S. government securities; convertible and preferred securities; and illiquid investments.

The Fund may also invest non-principally in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated lower than Caa by Moody’s or CCC by Standard & Poor’s or Fitch), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings.

The Fund may invest non-principally in derivatives (including futures contracts, forward commitments, options and swap agreements) primarily to increase or decrease exposure to a particular market, segment of the market or security.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Investment Advisory Fee Schedules section, effective May 1, 2024, the following footnote 4 will be added to the Small-Cap Value Portfolio, the following footnote 5 will be added to the Technology Portfolio and current footnotes 4-13 will be renumbered as footnotes 6-15:

4 PLFA has agreed to waive 0.17% of its management fee for the Small-Cap Value Portfolio through April 30, 2025. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.11% of its management fee for the Technology Portfolio through April 30, 2025. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, in the section for American Century, the following sentence will be added after the fourth sentence effective May 1, 2024:

Avantis Investors (“Avantis”) is a division of American Century, and all Avantis Investors portfolio managers are American Century employees.

In the Compensation Structures and Methods section, the section for American Century will be deleted and replaced with the following effective May 1, 2024:

American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary.  Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus.  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. For the Value Portfolio, the performance benchmark used for compensation purposes is the Russell 1000 Value Index. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans.  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans.  Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

American Century – Avantis Investors division: American Century compensation for Avantis Investors portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. Currently, it includes the components described below.

●	Base Salary
o	Portfolio managers receive base pay in the form of a fixed annual salary.
●	Bonus
o	A significant portion of the portfolio managers’ compensation takes the form of an annual bonus. As Chief Investment Officer of Avantis Investors, Mr. Repetto’s annual bonus is tied to average assets under management in the Avantis Investors’ funds. The bonuses of all other portfolio managers are discretionary, allocated by Mr. Repetto based on individual performance. Factors impacting the discretionary bonus may include a portfolio manager’s understanding and improvement of the funds’ investment models, efficient execution of investment decisions, and client interaction.

Also in the Compensation Structures and Methods section, the following will be added immediately before the second to last paragraph under the FIAM section effective May 1, 2024:

Adam Benjamin is the Portfolio Manager of the Technology Portfolio and receives compensation for those services as a research analyst and as a portfolio manager under a single compensation plan. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.

Mr. Benjamin’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FIAM or its affiliates.  A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) or lead account  measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group assigned to each fund or account, as applicable (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of Technology Portfolio is based on the lead accounts pre-tax investment performance measured against the MSCI U.S. IMI Information Technology 25/50 Index.

Also in the Compensation Structures and Methods section, under the section for MFS, all information regarding Reinier Dobbelmann will be deleted effective May 1, 2024.

In the Other Accounts Managed section, under American Century’s portion of the table, the following will be added alphabetically effective May 1, 2024:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
American Century
Matthew Dubin[3]
Registered Investment Companies	17	$975,126,458	None	N/A
Other Pooled Investment Vehicles	1	$282,542,342	None	N/A
Other Accounts	1	$26,296,729	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Michael Firestein[3]
Registered Investment Companies	33	$35,111,790,195	None	N/A
Other Pooled Investment Vehicles	1	$282,542,342	None	N/A
Other Accounts	10	$77,369,059	None	N/A

Daniel Ong[3]
Registered Investment Companies	38	$36,254,612,811	None	N/A
Other Pooled Investment Vehicles	1	$282,542,342	None	N/A
Other Accounts	10	$77,369,059	None	N/A

Ted Randall[3]
Registered Investment Companies	33	$35,111,790,195	None	N/A
Other Pooled Investment Vehicles	1	$282,542,342	None	N/A
Other Accounts	10	$77,369,059	None	N/A

Eduardo Repetto[3]
Registered Investment Companies	38	$36,254,612,811	None	N/A
Other Pooled Investment Vehicles	1	$282,542,342	None	N/A
Other Accounts	10	$77,369,059	None	N/A

___________

3 Other Accounts Managed information as of December 31, 2023.

Also in the Other Accounts Managed section, under the ClearBridge subsection, Robert Feitler is deleted and replaced with the following:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
ClearBridge
Deepon Nag[3]
Registered Investment Companies	4	$3,332,593,360	1	$2,971,568,227
Other Pooled Investment Vehicles	1	$291,045,913	None	N/A
Other Accounts	4,189	$2,268,267,228	None	N/A

___________

3 Other Accounts Managed information as of December 31, 2023.

Also in the Other Accounts Managed section, under FIAM’s portion of the table, the following will be added alphabetically effective May 1, 2024:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
FIAM
Adam Benjamin[3]
Registered Investment Companies	5	$33,618,518,628	None	N/A
Other Pooled Investment Vehicles	7	$538,092,471	None	N/A
Other Accounts	2	$3,586,747	None	N/A

___________

3 Other Accounts Managed information as of December 31, 2023.

Also in the Other Accounts Managed section, under JPMorgan’s portion of the table, all information regarding Steven Lear is deleted.

Also in the Other Accounts Managed section, under MFS’s portion of the table, all information regarding Reinier Dobbelmann will be deleted effective May 1, 2024.